UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


                          MARCH 5, 1998
                          -------------
                (Date of earliest event reported)



           LABORATORY CORPORATION OF AMERICA HOLDINGS
           ------------------------------------------
     (Exact name of registrant as specified in its charter)



   DELAWARE                1-11353            13-3757370
   --------                -------            ----------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



    358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA  27215
    --------------------------------------------------------
         (Address of principal executive offices)



                          336-229-1127
                          ------------
      (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On March 5, 1997, the Company issued a press release announcing that it has sold certain assets of its veterinary testing business to Antech Diagnostics a subsidiary of Veterinary Centers of America, Inc.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

  (c) Exhibits

      20   Press release of the Registrant dated March 5, 1998.
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                           SIGNATURES

      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       LABORATORY CORPORATION OF AMERICA HOLDINGS
                       ------------------------------------------
                                     (Registrant)



                            By:  /s/ BRADFORD T. SMITH
                               --------------------------------------
                                     Bradford T. Smith
                                     Executive Vice President,
                                     General Counsel, Secretary
                                     and Compliance Officer



Date:  March 10, 1998
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